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                         MODIFICATION 8

                               TO

              SAN JUAN PROJECT CO-TENANCY AGREEMENT

                             BETWEEN

              PUBLIC SERVICE COMPANY OF NEW MEXICO

                               AND

                  TUCSON ELECTRIC POWER COMPANY



     THIS MODIFICATION No. 8 to the San Juan Project Co-Tenancy Agreement between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter referred collectively as the "Parties", is hereby entered into and executed as of this ____ day of _________________, 1993.

WITNESSETH:

     WHEREAS, the Parties entered into an agreement described as the San Juan Project Co-Tenancy Agreement ("Co-Tenancy Agreement") effective July 1, 1969, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, and Modification No. 7 on April 1, 1993, which establishes certain terms and conditions relating to their participation and responsibilities in the San Juan Project; and

     WHEREAS, on August 18, 1980, the Parties entered into a Coal
Sales Agreement with the San Juan Coal Company ("SJCC"), as amended; and

     WHEREAS, the Parties, in order to more efficiently use the San Juan Project, desire to amend the terms and conditions under which fuel expenses are allocated among the Participants; and

     WHEREAS, the Parties desire to acknowledge certain obligations of the Participants regarding the Coal Sales Agreement; and

     WHEREAS, the Parties desire to amend the Co-Tenancy Agreement in other particulars as described herein.

     NOW THEREFORE, the Parties agree that the Co-Tenancy Agreement is hereby amended as follows:

DEFINITIONS:   The following terms when used herein shall have the
meaning specified:

1.0 Effective Date: This Modification No. 8 shall become effective January 1, 1993.

2.0 Section 5.13 shall be amended to read in its entirety as follows:

          Emergency Coal Storage Pile(s): The coal storage pile, sometimes referred to as the Minimum Coal Storage Pile, for the unit(s) which is to be drawn upon when fuel deliveries are interrupted.

3.0 Section 6.4 shall be amended to read in its entirety as follows:

          Emergency Coal Storage Pile shall be owned by the Participants and Unit Participants, in proportion to their respective investment in the Emergency Coal Storage Pile.

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     IN WITNESS WHEREOF, the Parties hereto have caused this
Modification No. 8 to the Co-Tenancy Agreement to be executed as of this _____ day of _____________, 1993.

                         PUBLIC SERVICE COMPANY OF NEW MEXICO


                         By:  ______________________________

                         Its: ______________________________



                         TUCSON ELECTRIC POWER COMPANY


                         By:  ______________________________

                         Its: ______________________________